UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 10, 2011

PC MALL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25790	95-4518700
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2555 West 190th Street, Suite 201

Torrance, California  90504

 (Address of Principal Executive Offices) (Zip Code)

(310) 354-5600

(Registrant’s telephone number,

including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2011, PC Mall, Inc. (the “Company”) issued an earnings release announcing its financial results for the quarter ended March 31, 2011. The release did not include certain financial statements, related notes and certain other financial information that will be filed with the Securities and Exchange Commission (“SEC”) as part of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 10, 2011, the Company issued a press release announcing the expansion of PC Mall, Inc.’s OnSale subsidiary into the emerging local “deal of the day” coupon market. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18  of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated May 10, 2011 (furnished pursuant to Item 2.02 of Form 8-K)
99.2	Press Release dated May 10, 2011 (furnished pursuant to Item 7.01 of Form 8-K)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC MALL, INC.
(Registrant)

Date: May 10, 2011	By:	/s/ Brandon H. LaVerne
Brandon H. LaVerne
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated May 10, 2011 (furnished pursuant to Item 2.02 of Form 8-K)
99.2	Press Release dated May 10, 2011 (furnished pursuant to Item 7.01 of Form 8-K)